                                                                     EXHIBIT 4.2

================================================================================

- ----------------          LOGO    VITRIA                     ----------------
   NUMBER                       -----------                      SHARES
                              TECHNOLOGY, INC.
    VIT
- ----------------                                             ----------------

THIS CERTIFICATE IS TRANSFERABLE IN    INCORPORATED UNDER    SEE REVERSE FOR
BOSTON, MA OR NEW YORK, NY             THE LAWS OF THE       CERTAIN DEFINITIONS
                                       STATE OF DELAWARE      CUSIP 928490 10 4



This Certifies that




is the owner of


    FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE OF
       ___________________                         _____________________
__________________________ VITRIA TECHNOLOGY, INC. _____________________________
       ___________________                         _____________________

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
   WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated


/s/ Paul R. Auvil, III  VITRIA TECHNOLOGY       /s/  JoMei Chang, Ph.D.
                         INCORPORATED
SECRETARY                   SEAL               PRESIDENT AND CHIEF EXECUTIVE
                          DELAWARE             OFFICER


COUNTERSIGNED AND REGISTERED:
    BankBoston, N.A:
       TRANSFER AGENT AND REGISTRAR

BY
   [SIGNATURE ILLEGIBLE]^^

                      AUTHORIZED SIGNATURE

================================================================================

                            VITRIA TECHNOLOGY, INC.

A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -- as tenant by Common                             UNIF GIFT MIN ACT --  ...............Custodian...............
     TEN ENT -- as tenant by the entireties                                               (Cust)                  (Minor)
     JT TEN  -- as joint tenant with the right of                                      under Uniform Gifts to Minors
                survivorship and not as tenants                                        Act...................................
                in common                                                                             (State)
                                                                UNIF TRF MON ACT  --   ..........Custodian (until age.......)
                                                                                          (Cust)
                                                                                       ...............under Uniform Transfers
                                                                                          (Minor)
                                                                                       to Minors Act..........................
                                                                                                      (State)

    Additional abbreviations may also be used though not in the above lists


     FOR VALUE RECEIVED, _____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

__________________

__________________

_______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

_________________________________________________________________________Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _______________________________


                                      X _______________________________________

                                      X _______________________________________
                                NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                        CORRESPOND WITH THE NAME(S) AS WRITTEN
                                        UPON THE FACE OF THE CERTIFICATE IN
                                        EVERY PARTICULAR, WITHOUT ALTERATION OR
                                        ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed






By ________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM). PURSUANT TO S.E.C. RULE 17A0-16



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